Exhibit 10.47

AUCTION 73 FLOATING RATE PROMISSORY NOTE

Principal Sum:	March 31, 2008
$9,363,160,000.00

FOR VALUE RECEIVED, the undersigned, Cellco Partnership, a Delaware general partnership (herein “Borrower”) hereby promises to pay to the order of Verizon Financial Services LLC, a Delaware limited liability company (herein “Lender”), in same day funds in lawful money of the United States at its offices at 3900 Washington Street, 2’d Floor, Wilmington, Delaware 19802 or such other place as Lender may from time to time designate, the principal sum of Nine Billion Three Hundred Sixty Three Million One Hundred Sixty Thousand Dollars and No Cents ($9,363,160,000.00) (the “Principal Sum”), or such lesser amount as shall equal the aggregate unpaid principal amount of the loans made by Lender to Borrower under this Auction 73 Floating Rate Promissory Note, on March 31, 2010 (the “Maturity Date”) together with interest thereon from the date borrowed until paid in full.

Borrower agrees that the proceeds of this Auction 73 Floating Rate Promissory Note may only be utilized by Borrower on or following the Effective Date (a) to pay amounts owed to the federal government on or following the Effective Date in connection with the auction of spectrum in the frequency range of 700MHz, known as Auction 73 (“Auction 73”), and (b) to repay $885,000,000 (Eight Hundred and Eighty Five Million Dollars) of outstanding Indebtedness from the Borrower Affiliate Group.

For the purposes of this Auction 73 Floating Rate Promissory Note, the following terms shall have the meanings set forth to the right thereof:

Borrower Affiliated Group	Borrower and all affiliates and subsidiaries of Borrower but shall exclude Verizon Communications Inc., Vodafone Group Plc and their respective affiliates (other than any entity that is an affiliate solely by virtue of Borrower being an affiliate of Verizon Communications Inc. or Vodafone Group Plc).

Fixed Rate Note	That certain Fixed Rate Note dated July 1, 2005 with a maximum principal amount of $9,000,000,000.00 executed by Borrower and currently payable to the order of Lender (which purchased such Fixed Rate Note as of March 1, 2006 from Verizon Communications Inc., as successor by merger to the merger of Verizon Global Funding Corp., original lender under such Fixed Rate Note, with and into Verizon Communications Inc. on February 1, 2006).

Floating Rate Note	That certain Floating Rate Note dated July 1, 2005 with an outstanding principal amount of $2,431,018,220.92 executed by Borrower and currently payable to the order of Lender (which purchased such Floating Rate Note with the consent of Borrower as of March 1, 2006 from Verizon Communications Inc., as successor by merger to the merger of Verizon Global Funding Corp., original lender under such Floating Rate Note, with and into Verizon Communications Inc. on February 1, 2006).

Lender Affiliated Group	Lender, Verizon Communications Inc. and direct and indirect wholly-owned subsidiaries of Verizon Communications Inc.

Permitted Acquisition Indebtedness

Indebtedness of the Borrower Affiliate Group evidenced by bonds, debentures, notes or similar instruments on which interest charges are customarily paid, owed to persons or entities other than the Lender Affiliated Group authorized by Cellco Partnership Board of Representatives for the sole purpose of financing (i) any business, entity or assets constituting a business unit, or (ii) any spectrum-related rights or assets, in each case, in any transaction or related group of transactions the cash consideration plus any debt assumed as part of such transaction (aggregated in the case of a related group of transactions) for which is in each case in excess of $3,000,000,000.

Permitted Incremental Indebtedness	Indebtedness of the Borrower Affiliate Group evidenced by bonds, debentures, notes or similar instruments on which interest charges are customarily paid, owed to persons or entities other than the Lender Affiliated Group only during such time that prior to August 1, 2009 the indebtedness under the Fixed Rate Note exceeds $8,700,000,000, and the indebtedness under the Floating Rate Note is $2,431,018,220.92.

Specified Indebtedness	All indebtedness of the Borrower Affiliated Group evidenced by bonds, debentures, notes or similar instruments on which interest charges are customarily paid, owed to persons or entities other than the Lender Affiliated Group, provided however Specified Indebtedness would not include (i) amounts owed to the federal government in connection with the auction of spectrum or (ii) indebtedness assumed by the Borrower Affiliate Group in connection with an acquisition of an equity interest in a business entity (provided that such indebtedness was not raised by the business entity in contemplation of the acquisition), (iii) Permitted Acquisition Indebtedness, or (iv) Permitted Incremental Indebtedness. For the avoidance of doubt, Specified Indebtedness shall also not include (a) letters of credit, performance bonds, bid bonds and other obligations of a like nature, (b) liabilities arising in connection with taxes, judgments, guarantees or indemnities, (c) any derivative transaction, and (d) indebtedness arising in connection with any employee benefit plan.

Effective Date	March 31, 2008

As more fully described below, the principal amount of this Auction 73 Floating Rate Promissory Note that shall be outstanding from time to time shall bear interest until paid in full at a rate per annum equal to One-Month LIBOR plus a spread of 28 basis points as in effect for each interest period. One-Month LIBOR will be the offered rate for deposits in U.S. dollars having a one-month maturity on the first Business Day of each calendar month as such rate appears on the Bloomberg Professional service maintained by Bloomberg L.P. as of 11 a.m. London time on the determination date, or on such other computer service or publication of national standing as may be chosen by Lender from time to time. The initial interest rate in effect for borrowings (i) from the Effective Date to May 1, 2008 shall be 3.10%. The interest rate shall be adjusted on the first Business Day of each month (which, for purposes of this Auction 73 Floating Rate Promissory Note, shall mean a day of the year on which banks are not required or authorized by law to close in the State of New York, and on which dealings are carried on in the London interbank market). Interest shall be computed based on the average daily balance of all amounts borrowed under this Auction 73 Floating Rate Promissory Note during a calendar month, on the basis of a 360-day year for the actual number of days elapsed. Interest shall be due, owing and payable on the first business day of each month with respect to the interest accrued and not previously paid during the prior month. If a date on which any payment of principal or interest under this Auction 73 Floating Rate Promissory Note is required to be made is a Legal Holiday (which for purposes of this Floating Rate Promissory Note shall mean a Saturday, Sunday or day on which banking institutions in the State of New York are not required to be open), then such payment may be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period with respect to such payment.

Borrower may borrow amounts in one or more borrowings, which in the aggregate do not exceed the Principal Sum. Borrower will provide Lender with at least one Business Day written notice on which a borrowing is anticipated to occur.

Prior to the Maturity Date, Borrower shall have the right from time to time upon three business days notice to prepay the unpaid principal sum or any portion thereof under this Auction 73 Floating Rate Promissory Note, plus all interest accrued thereon plus all other sums due and payable to Lender without penalty, provided that such prepayment shall not be directly or indirectly from the proceeds of Specified Indebtedness, Permitted Acquisition Indebtedness or Permitted Incremental Indebtedness.

The occurrence of one or more of any of the following shall constitute an “Event of Default” under this Auction 73 Floating Rate Promissory Note:

(a)	Borrower fails to pay interest on this Auction 73 Floating Rate Promissory Note for five days after payment is due or principal on this Auction 73 Floating Rate Promissory Note when due;
(b)	Borrower fails to comply with any covenant or other agreement specified in this Auction 73 Floating Rate Promissory Note within five days following written notice by Lender (which shall state that such notice is a “Notice of Default,” specify the nature of the Event of Default and demand that it be remedied), except as otherwise specifically provided in this Auction 73 Floating Rate Promissory Note;
(c)	The Borrower Affiliated Group shall maintain any outstanding Specified Indebtedness to persons or entities other than the Lender Affiliated Group;
(d)	An event of default shall exist and be continuing under (i) any indebtedness for borrowed money of the Borrower Affiliated Group to the Lender Affiliated Group or (ii) any other indebtedness for borrowed money of the Borrower Affiliated Group and the maturity of such indebtedness shall have been accelerated as a result thereof in an outstanding amount exceeding $300,000,000;
(e)	Verizon Communications Inc. or any subsidiary thereof, shall no longer have the power to appoint a majority of the Board of Representatives of Borrower;
(f)	Borrower shall apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, admit in writing its inability to pay its debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt, insolvent or file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if action shall be taken by Borrower for the purposes of effecting any of the foregoing; or

(g)	Any order, judgment or decree shall be entered by any court of competent jurisdiction, approving a petition seeking reorganization of Borrower or all or a substantial part of the assets of Borrower, or appointing a receiver, trustee or liquidator of Borrower or any of its property, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days.

Upon the occurrence of any Event of Default, then the entire unpaid principal sum under this Auction 73 Floating Rate Promissory Note plus all interest accrued thereon plus all other sums due and payable to Lender shall, at the option of Lender, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Borrower. In addition to the foregoing, upon the occurrence of any Event of Default, Lender may forthwith exercise singly, concurrently, successively or otherwise any and all rights and remedies available to Lender by law, equity, statute or otherwise. Borrower hereby waives presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, all amounts due under this Auction 73 Floating Rate Promissory Note. To the extent permitted by law, Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. Borrower further waives and releases all errors, defects and imperfections in any proceedings instituted by Lender.

Following the occurrence of any Event of Default, Borrower shall pay upon demand all costs and expenses (including reasonable attorneys’ fees) incurred by Lender in the exercise of any of its rights, remedies or powers under this Auction 73 Floating Rate Promissory Note with respect to such Event of Default, and any amount thereof not paid promptly following demand therefor shall be added to the principal sum under this Auction 73 Floating Rate Promissory Note and shall bear interest at the rate set forth herein, plus two percent (2%), from the date of such demand until paid in full.

In the event that for any reason one or more of the provisions of this Auction 73 Floating Rate Promissory Note or their application to any entity or circumstances shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provisions of this Auction 73 Floating Rate Promissory Note, but this Auction 73 Floating Rate Promissory Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

Borrower covenants that it will not consolidate with, or merge into, or be merged into, or transfer all or substantially all of its properties and assets to, any person unless the person is a general partnership or corporation; such general partnership or corporation assumes all the obligations of Borrower under this Auction 73 Floating Rate Promissory Note; and after giving effect thereto, no Event of Default or event which, after notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing. Following such a merger or transfer, the surviving or transferee general partnership or corporation shall be the successor Borrower, and the predecessor Borrower shall be relieved of all obligations under this Auction 73 Floating Rate Promissory Note. Failure by Borrower to observe and perform this covenant shall be an immediate Event of Default under this Auction 73 Floating Rate Promissory Note.

Lender may sell or assign all or a portion of its rights and obligations under this Auction 73 Floating Rate Note to any member of the Lender Affiliated Group without the prior consent of the Borrower

Borrower and Lender agree that as of the Effective Date:

(a)	This Auction 73 Floating Rate Promissory Note shall be in full force and effect;
(b)	Borrower shall provide Lender with a copy of a resolution of the Board of Representatives of Borrower authorizing the Borrower to execute and deliver this Floating Rate Promissory Note as of the Effective Date;

All notices and other communications provided for or given or made under this Auction 73 Floating Rate Promissory Note shall be personally delivered or sent by overnight carrier or by facsimile transmission, and, if to Lender, addressed to 3900 Washington Street, Wilmington, Delaware 19802, Attention: President (facsimile 302761-4245 or 302-761-4229), and if to Borrower, addressed to One Verizon Way, Basking Ridge, New Jersey 07920, Attention: Vice President and Chief Financial Officer (facsimile 908-559-7805), or to such other address or facsimile number with respect to either party as such party shall notify the other in writing from time to time. All notices and other communications so given shall be deemed to be effective upon receipt.

This Auction 73 Floating Rate Promissory Note inures to the benefit of Lender and binds Borrower, and their respective successor and assigns, and the words “Lender” and “Borrower” whenever occurring herein shall be deemed and construed to include such respective successors and assigns. This Auction 73 Floating Rate Promissory Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof

IN WITNESS WHEREOF, Borrower, with full power and authority to do so, has executed this Auction 73 Floating Rate Promissory Note the day and year first written above.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name	John Townsend
	Title:	Vice President and Chief Financial Officer

Accepted and agreed to as of the day and year first above written.

VERIZON FINANCIAL SERVICES LLC.

By:	/s/ Catherine T. Webster
	Name:	Catherine T. Webster
	Title:	Chairman

AMENDMENT NO. 1 TO

AUCTION 73 FLOATING RATE PROMISSORY NOTE

AMENDMENT, dated as of June 10, 2008 (the “Amendment”), to the Auction 73 Floating Rate Promissory Note, dated as of March 31, 2008 (the “Auction 73 Floating Rate Promissory Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower has entered into a $7,550,000,000 364-Day Credit Agreement, dated June 5, 2008, with Morgan Stanley Senior Funding, Inc., as administrative agent, and the lenders named therein (the “Credit Agreement”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Auction 73 Floating Rate Promissory Note to permit the Borrower to borrow under the Credit Agreement;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Auction 73 Floating Rate Promissory Note as follows:

1. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended to add the term “Credit Agreement Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness incurred pursuant to the 364-Day Credit Agreement, dated as of June 5, 2008, among the Borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, and the lenders named therein, and any refinancing indebtedness in respect thereof.”

2. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended to add the term “Rural Agreement” in proper alphabetical order, which shall have the following meaning:

“The Agreement and Plan of Merger, dated as of July 29, 2007, by and among the Borrower, AirTouch Cellular, a California corporation, and Rural Cellular Corporation, a Minnesota corporation, as amended, restated, waived, supplemented or otherwise modified from time to time.”

3. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended by adding at the end of the definition of “Permitted Acquisition Indebtedness” the proviso “; provided such $3,000,000,000 threshold shall not apply to any transaction contemplated by the Rural Agreement.”.

4. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(iv)” and (ii) adding at the end of such sentence the phrase “, or (v) Credit Agreement Indebtedness”.

5. This Amendment of the Auction 73 Floating Rate Promissory Note shall be effective without any exchange of the Auction 73 Floating Rate Promissory Note for a new Auction Rate 73 Floating Rate Promissory Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Auction 73 Floating Rate Promissory Note, which notations, if made, shall evidence the terms of this Amendment.

6. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Auction Rate 73 Floating Rate Promissory Note shall remain in full force and effect and shall be otherwise unaffected hereby.

7. Each reference in the Auction 73 Floating Rate Promissory Note to “this Auction 73 Floating Rate Promissory Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Auction 73 Floating Rate Promissory Note as amended hereby.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

9. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 2 TO

AUCTION 73 FLOATING RATE PROMISSORY NOTE

AMENDMENT NO. 2, dated as of November 18, 2008 (the “Amendment”), to the Auction 73 Floating Rate Promissory Note, dated as of March 31, 2008 (the “Auction 73 Floating Rate Promissory Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to offer $3,500,000,000 of senior unsecured notes as contemplated by the Offering Memorandum, dated November 18, 2008, of the Borrower and Verizon Wireless Capital LLC (such offering, the “November 2008 Offering”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Auction 73 Floating Rate Promissory Note to permit the Borrower to incur indebtedness in connection with the consummation of the November 2008 Offering;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Auction 73 Floating Rate Promissory Note as follows:

1. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended to add the term “Senior Notes Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of senior unsecured notes of the Borrower in an aggregate principal amount not to exceed $3,500,000,000 as contemplated by the Offering Memorandum, dated November 18, 2008, of the Borrower and Verizon Wireless Capital LLC.”

2. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(v)” and (ii) adding at the end of such sentence the phrase “, or (vi) Senior Notes Indebtedness”.

3. This Amendment of the Auction 73 Floating Rate Promissory Note shall be effective without any exchange of the Auction 73 Floating Rate Promissory Note for a new Auction Rate 73 Floating Rate Promissory Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Auction 73 Floating Rate Promissory Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Auction Rate 73 Floating Rate Promissory Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Auction 73 Floating Rate Promissory Note to “this Auction 73 Floating Rate Promissory Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Auction 73 Floating Rate Promissory Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7 . This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 3 TO

AUCTION 73 FLOATING RATE PROMISSORY NOTE

AMENDMENT NO. 3, dated as of December 12, 2008 (the “Amendment”), to the Auction 73 Floating Rate Promissory Note, dated as of March 31, 2008 (the “Auction 73 Floating Rate Promissory Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to offer €1,150,000,000 and £600,000,000 of senior unsecured notes as contemplated by the Prospectus, dated December 12, 2008, of the Borrower and Verizon Wireless Capital LLC (such offering, the “December 2008 Offering”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Auction 73 Floating Rate Promissory Note to permit the Borrower to incur indebtedness in connection with the consummation of the December 2008 Offering;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Auction 73 Floating Rate Promissory Note as follows:

1. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended to add the term “European Senior Notes Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of senior unsecured notes of the Borrower in aggregate principal amounts of €1,150,000,000 and £600,000,000 as contemplated by the Prospectus, dated December 12, 2008, of the Borrower and Verizon Wireless Capital LLC.”

2. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(vi)” and (ii) adding at the end of such sentence the phrase “, or (vii) European Senior Notes Indebtedness”.

3. This Amendment of the Auction 73 Floating Rate Promissory Note shall be effective without any exchange of the Auction 73 Floating Rate Promissory Note for a new Auction Rate 73 Floating Rate Promissory Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Auction 73 Floating Rate Promissory Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Auction Rate 73 Floating Rate Promissory Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Auction 73 Floating Rate Promissory Note to “this Auction 73 Floating Rate Promissory Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Auction 73 Floating Rate Promissory Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 4 TO

AUCTION 73 FLOATING RATE PROMISSORY NOTE

AMENDMENT NO. 4, dated as of January 30, 2009 (the “Amendment”), to the Auction 73 Floating Rate Promissory Note, dated as of March 31, 2008 (the “Auction 73 Floating Rate Promissory Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to offer $4,250,000,000 of senior unsecured notes as contemplated by the Offering Memorandum, dated January 30, 2009, of the Borrower and Verizon Wireless Capital LLC (such offering, the “January 2009 Offering”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Auction 73 Floating Rate Promissory Note to permit the Borrower to incur indebtedness in connection with the consummation of the January 2009 Offering;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Auction 73 Floating Rate Promissory Note as follows:

1. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended to add the term “January 2009 Senior Notes Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of senior unsecured notes of the Borrower in an aggregate principal amount of $4,250,000,000 as contemplated by the Offering Memorandum, dated January 30, 2009, of the Borrower and Verizon Wireless Capital LLC.”

2. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(vii)” and (ii) adding at the end of such sentence the phrase “, or (viii) January 2009 Senior Notes Indebtedness”.

3. This Amendment of the Auction 73 Floating Rate Promissory Note shall be effective without any exchange of the Auction 73 Floating Rate Promissory Note for a new Auction Rate 73 Floating Rate Promissory Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Auction 73 Floating Rate Promissory Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Auction Rate 73 Floating Rate Promissory Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Auction 73 Floating Rate Promissory Note to “this Auction 73 Floating Rate Promissory Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Auction 73 Floating Rate Promissory Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 5 TO

AUCTION 73 FLOATING RATE PROMISSORY NOTE

AMENDMENT NO. 5, dated as of May 19, 2009 (the “Amendment”), to the Auction 73 Floating Rate Promissory Note, dated as of March 31, 2008 (the “Auction 73 Floating Rate Promissory Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to offer $4,000,000,000 of senior unsecured notes as contemplated by the Offering Memorandum, dated May 19, 2009, of the Borrower and Verizon Wireless Capital LLC (such offering, the “May 2009 Offering”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Auction 73 Floating Rate Promissory Note to permit the Borrower to incur indebtedness in connection with the consummation of the May 2009 Offering;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Auction 73 Floating Rate Promissory Note as follows:

1. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended to add the term “May 2009 Senior Notes Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of senior unsecured notes of the Borrower in an aggregate principal amount of $4,000,000,000 as contemplated by the Offering Memorandum, dated May 19, 2009, of the Borrower and Verizon Wireless Capital LLC.”

2. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(viii)” and (ii) adding at the end of such sentence the phrase “, or (ix) May 2009 Senior Notes Indebtedness”.

3. This Amendment of the Auction 73 Floating Rate Promissory Note shall be effective without any exchange of the Auction 73 Floating Rate Promissory Note for a new Auction Rate 73 Floating Rate Promissory Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Auction 73 Floating Rate Promissory Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Auction Rate 73 Floating Rate Promissory Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Auction 73 Floating Rate Promissory Note to “this Auction 73 Floating Rate Promissory Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Auction 73 Floating Rate Promissory Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 6 TO

AUCTION 73 FLOATING RATE PROMISSORY NOTE

AMENDMENT NO. 6, dated as of June 23, 2009 (the “Amendment”), to the Auction 73 Floating Rate Promissory Note, dated as of March 31, 2008 (the “Auction 73 Floating Rate Promissory Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to issue up to $1,000,000,000 of Put/Call Floating Rate Notes due 2011 (the “2011 Put/Call Floating Rate Notes”) in a private placement (such private placement, the “Fidelity Private Placement”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Auction 73 Floating Rate Promissory Note to permit the Borrower to incur indebtedness in connection with the consummation of the Fidelity Private Placement;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Auction 73 Floating Rate Promissory Note as follows:

1. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended to add the term “Fidelity Private Placement” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of the 2011 Put/Call Floating Rate Notes of the Borrower in an aggregate principal amount of up to $1,000,000,000.”

2. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(ix)” and (ii) adding at the end of such sentence the phrase “, or (x) the 2011 Put/Call Floating Rate Notes”.

3. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended by amending the last sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “and” immediately prior to the “(d)” and (ii) adding at the end of such sentence the clause “, and (e) any exchange securities issued in an offering registering the exchange of the previously issued indebtedness described in clause (v), (vi), (vii), (viii) or (ix) of this definition.”

4. This Amendment of the Auction 73 Floating Rate Promissory Note shall be effective without any exchange of the Auction 73 Floating Rate Promissory Note for a new Auction Rate 73 Floating Rate Promissory Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Auction 73 Floating Rate Promissory Note, which notations, if made, shall evidence the terms of this Amendment.

5. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Auction Rate 73 Floating Rate Promissory Note shall remain in full force and effect and shall be otherwise unaffected hereby.

6. Each reference in the Auction 73 Floating Rate Promissory Note to “this Auction 73 Floating Rate Promissory Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Auction 73 Floating Rate Promissory Note as amended hereby.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

8. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer

AMENDMENT NO. 7 TO

AUCTION 73 FLOATING RATE PROMISSORY NOTE

AMENDMENT NO. 7, dated as of August 11, 2009 (the “Amendment”), to the Auction 73 Floating Rate Promissory Note, dated as of March 31, 2008 (the “Auction 73 Floating Rate Promissory Note”), issued by Cellco Partnership, a Delaware general partnership (the “Borrower”), and payable to Verizon Financial Services LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Borrower intends to issue the Non-Negotiable Demand Promissory Note payable to VIQ-JV, LLC in the amount of $37,200,000 (the “Qualcomm JV Contribution Note”);

WHEREAS, the Borrower and the Lender have agreed to amend certain provisions of the Auction 73 Floating Rate Promissory Note to permit the Borrower to incur indebtedness in connection with the Qualcomm JV Contribution Note;

NOW, THEREFORE, the Borrower and the Lender hereby amend the Auction 73 Floating Rate Promissory Note as follows:

1. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended to add the term “Qualcomm JV Contribution Note Indebtedness” in proper alphabetical order, which shall have the following meaning:

“Indebtedness in respect of the Non-Negotiable Demand Promissory Note issued by the Borrower and payable to VIQ-JV, LLC in the amount of $37,200,000.”

2. The third paragraph of the Auction 73 Floating Rate Promissory Note is hereby amended by amending the first sentence of the definition of the term “Specified Indebtedness” by (i) deleting the “or” immediately prior to the “(x)” and (ii) adding at the end of such sentence the phrase “, or (xi) the Qualcomm JV Contribution Note Indebtedness”.

3. This Amendment of the Auction 73 Floating Rate Promissory Note shall be effective without any exchange of the Auction 73 Floating Rate Promissory Note for a new Auction Rate 73 Floating Rate Promissory Note reflecting the amendment contained herein. The parties hereby authorize the Borrower to attach this amendment or make appropriate notations on the Auction 73 Floating Rate Promissory Note, which notations, if made, shall evidence the terms of this Amendment.

4. This Amendment shall be effective as of the date first above written, and, except as set forth herein, the Auction Rate 73 Floating Rate Promissory Note shall remain in full force and effect and shall be otherwise unaffected hereby.

5. Each reference in the Auction 73 Floating Rate Promissory Note to “this Auction 73 Floating Rate Promissory Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Auction 73 Floating Rate Promissory Note as amended hereby.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7. This Amendment and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

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IN WITNESS WHEREOF, the Borrower hereto has caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CELLCO PARTNERSHIP

By:	/s/ John Townsend
	Name:	John Townsend
	Title:	Vice President and Chief Financial Officer

ACKNOWLEDGED AND AGREED:

VERIZON FINANCIAL SERVICES LLC

By:	/s/ Janet M. Garrity
Name:	Janet M. Garrity
Title:	President and Treasurer